EXHIBIT 99.3


                               AMENDMENT NO. 1


     AMENDMENT NO. 1 (this "Amendment"), dated as of September 29, 2006, to the Credit Agreement, dated as of March 11, 2005, by and among Con-way Inc. (f/k/a CNF Inc.), a Delaware corporation, the Banks party hereto, PNC Bank, National Association, as Syndication Agent, LaSalle Bank National Association, U.S. Bank National Association, Harris Trust and Savings Bank and BNP Paribas, as Co-Documentation Agents, BNY Capital Markets, Inc. and PNC Bank, National Association, as Co-Lead Arrangers, BNY Capital Markets, Inc., as Sole Book-Runner, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                  RECITALS

     I. The parties hereto desire to amend the Credit Agreement to extend the Termination Date, change the pricing, and make other changes all to the extent set forth herein and subject to the terms and conditions hereof.

     II. Unless the context hereof otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Credit Agreement is amended by (a) deleting the name "CNF Inc." in each place it appears therein and inserting in its place the name "Con-way Inc.", and (b) deleting the name "Con-Way Transportation Services, Inc." in each place it appears therein and inserting in its place the name "Con-way Freight Inc.".

     2. The Credit Agreement is amended by (a) deleting each reference to PNC Bank, National Association, as Syndication Agent, and inserting in its place a reference to U.S. Bank National Association, as Syndication Agent,
(b) deleting each reference to PNC Bank, National Association, as Co-Lead Arranger, and inserting in its place a reference to U.S. Bank National Association, as Co-Lead Arranger, (c) deleting each reference to Harris Trust and Savings Bank, as Co-Documentation Agent, and inserting in its place a reference to Fortis Bank S.A./N.V. Cayman Islands Branch, as Co-Documentation Agent, and (d) deleting each reference to U.S. Bank National Association, as Co-Documentation Agent.

     3. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in appropriate alphabetical order:

          "Fitch" means Fitch Ratings, a majority-owned subsidiary of Fimalac, S.A., and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Borrower, by notice to the Agent and the Borrower.

          "Qualified Variable Rate Demand Note" means, at any time, a variable rate demand note having, at the time of acquisition, (a) in the case of long term notes, a long term rating of A or higher by S&P or Fitch, or (b) in the case of short term notes, a short term rating of A-1 or higher by S&P or F-1 or higher by Fitch.

     4. The Credit Agreement is amended by deleting the name "Moody's" in each place it appears therein and inserting in its place the name "Fitch".

     5. The defined term "Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "March 11, 2010" contained therein and inserting in its place the date "September 30, 2011".

     6. Section 5.08 of the Credit Agreement is hereby amended by inserting the phrase ", Qualified Variable Rate Demand Notes" immediately before the phrase "and auction rate securities" appearing therein.

     7. Each of Schedule 1A, Schedule 1B and Schedule 2 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1A,
Schedule 1B and Schedule 2, respectively, hereto

     8. The Administrative Agent shall provide prompt written notice to the Borrower and the Lenders of the Amendment Effective Time (as defined below). Immediately after receipt of such notice by each Lender (1) such Lender shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit E to the Credit Agreement, pursuant to which each other Lender shall have assigned to such Lender a portion of its Committed Loans and participations in Letters of Credit and Swingline Loans, necessary, if any, to reflect proportionately the Commitments as adjusted pursuant to the replacement of Schedule 1A to the Credit Agreement effected hereby, and (2) in connection with such assignment, such Lender shall pay to the Administrative Agent, for the account of such other Lender, such amount as shall be necessary to appropriately reflect such assignment, at par, to it of such Committed Loans and participations in Letters of Credit and Swingline Loans, and in connection with such deemed master assignment each such other Lender may treat the assignment of each Euro-Dollar Loan as a prepayment of such Euro-Dollar Loan for purposes of
Section 2.14 of the Credit Agreement. The assignments referenced in this paragraph 8 shall be accomplished without regard to the requirements of
Section 9.06 of the Credit Agreement. In the event that the Borrower and the Lenders shall have received such notice on or prior to 11:00 A.M. (New York time) on September 29, 2006, then for all purposes of the Credit Agreement, the Quarterly Date occurring on September 30, 2006, shall instead be deemed to occur on September 29, 2006.

     9. Paragraphs 1 through 8 hereof shall not be effective unless and until such time on or before October 15, 2006, as each of the following shall have occurred (the "Amendment Effective Time"):

          (a) Fortis Bank S.A./N.V. Cayman Islands Branch shall have accepted and assumed from Harris N.A. as successor by merger with Harris Trust and Savings Bank ("Harris"), all of Harris' rights and obligations under the Loan Documents, and such acceptance and assumption shall have become effective in accordance with the terms of the Credit Agreement;

          (b) the Administrative Agent shall have received from each Lender, the Borrower and each Subsidiary Guarantor either (i) a counterpart of this
Amendment  signed  on  behalf  of  such  Person   or  (ii)  written  evidence
satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

          (c) the Borrower shall have paid to the Administrative Agent, for the account of each Lender, an upfront fee in an amount equal to the sum previously agreed by the Borrower in writing to be paid to the Administrative Agent; and

          (d) the Borrower shall have delivered or caused to be delivered to the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent, (i) a Secretary's Certificate in respect of each Loan Party, and (ii) an Officer's Certificate in respect of the Borrower.

     10. The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that on and as of the date hereof it has no defense to or offset against any such obligation, and (ii) represents and warrants that as of the date hereof (a) no Default has occurred and is continuing and (b) all of the representations and warranties contained in the Loan Documents are true and correct in all material respects, except as the context thereof otherwise requires and except for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing at a time prior to the date hereof, or such other matters relating thereto as are identified in a writing to the Administrative Agent and the Lenders and are satisfactory to the Administrative Agent and the Lenders, provided that notwithstanding anything to the contrary contained in this clause (b) and solely for the purpose of remaking such representations and warranties pursuant to this paragraph 10, (1) all references to the "Closing Date" contained in such representations and warranties shall instead be the date first appearing above in this Amendment, (2) each reference to the year 2003 in Section 4.04(a) of the Credit Agreement shall instead be to the year 2005, and (3) in Section 4.04(b) of the Credit Agreement, (I) each reference to September 30, 2004, shall instead be to June 30, 2006, and (II) the reference to "nine-month period" shall instead be a reference to "six month period".

     11. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

     12. Each Loan Document shall in all other respects remain in full force and effect.

     13. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.



      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.


                                 CON-WAY INC., a Delaware corporation



                                 By:       /s/Mark C. Thickpenny
                                 Name:  Mark C. Thickpenny
                                 Title:    Vice President and Treasurer


Accepted and agreed to:

CON-WAY FREIGHT INC.

By:      /s/Mark C. Thickpenny
Name: Mark C. Thickpenny
Title:   Assistant Treasurer


MENLO WORLDWIDE, LLC

By:      /s/Mark C. Thickpenny
Name: Mark C. Thickpenny
Title:   Assistant Treasurer


MENLO LOGISTICS, INC.

By:      /s/Mark C. Thickpenny
Name: Mark C. Thickpenny
Title:   Assistant Treasurer





                                 THE BANK OF NEW YORK,
                                 in its capacity as a Bank, as an LC  Issuing
                                 Bank, as the Swingline Bank and as the Agent


                                 By:         /s/Elizabeth T. Ying
                                 Name:   Elizabeth T. Ying
                                 Title:     Managing Director




                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:    /s/Philip K. Liebscher
                                 Name: Philip K. Liebscher
                                 Title:   Senior Vice President





                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By:        /s/Kathleen L. Ross
                                 Name:  Kathleen L. Ross
                                 Title:    Senior Vice President





                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:        /s/Scott J. Bell
                                 Name:  Scott J. Bell
                                 Title:    Senior Vice President





                                 FORTIS BANK S.A./N.V. CAYMAN ISLANDS  BRANCH


                                 By:      /s/Diran Cholakian
                                 Name: Diran Cholakian
                                 Title:   Senior Vice President

                                 By:      /s/Gary O'Brien
                                 Name: Gary O'Brien
                                 Title:   Asst. Mgr. Trade Services




                                 BNP PARIBAS


                                 By:       /s/Pierre Nicholas Rogers
                                 Name:  Pierre Nicholas Rogers
                                 Title:    Managing Director


                                 By:         /s/Katherine Wolfe
                                 Name:   Katherine Wolfe
                                 Title:     Managing Director




                                 JP MORGAN CHASE BANK, N.A.


                                 By:    /s/Matthew H. Massie
                                 Name:  Matthew H. Massie
                                 Title:    Managing Director






                                 MORGAN STANLEY BANK


                                 By:      /s/Daniel Twenge
                                 Name: Daniel Twenge
                                 Title:




                                 KEYBANK NATIONAL ASSOCIATION


                                 By:       /s/Frank J. Jancar
                                 Name:  Frank J. Jancar
                                 Title:    Vice President




                                 THE BANK OF NOVA SCOTIA


                                 By:        /s/Ajit Goswami
                                 Name:  Ajit Coswami
                                 Title:    Director





                                 SUMITOMO MITSUI BANKING CORP.


                                 By:        /s/Shigeru Tsuru
                                 Name:   Shigeru Tsuru
                                 Title:     Joint General Manager




                                 WILLIAM STREET COMMITMENT CORPORATION

                                 (Recourse only to assets of William Street
                                  Commitment Corporation)



                                 By:      /s/Mark Walton
                                 Name: Mark Walton
                                 Title:   Assistant Vice President